Exhibit 99.1

Investor Presentation Fourth Quarter/Full Year 2018 8

FORWARD LOOKING STATEMENTS AND USE OF NON-GAAP FINANCIAL INFORMATION This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the Company’s anticipated growth strategies, including its decision to prioritize customer segments within the direct-to-consumer business; the Company’s ability to execute on its multi-product, multi-channel growth strategy; the Company’s ability to achieve the benefits associated with the workforce reduction; risks resulting from the workforce reduction, including, but not limited to, further employee attrition and adverse effects on the Company’s operations; its ability to efficiently transition production volume between its facilities and maintain its production efficiency; its expectations regarding competition and its ability to effectively compete; its ability to expand its product offerings, strategic partnerships and distribution channels; its ability to cost-effectively attract new customers, retain existing customers and increase the number of customers it serves; its amount of indebtedness and ability to fulfill its debt-related obligations; its ability to comply with the covenants in its revolving credit facility; seasonal trends in customer behavior; its expectations regarding, and the stability of, its supply chain; the size and growth of the markets for its product offerings and its ability to serve those markets; federal and state legal and regulatory developments; other anticipated trends and challenges in its business; and other risks more fully described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 filed with the U.S. Securities and Exchange Commission (“SEC”) on November 14, 2018, the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the SEC, and in other filings that the Company may make with the SEC in the future. The Company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also includes adjusted EBITDA, a non-GAAP financial measure, that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of these measures to the most directly comparable GAAP measure is included the Appendix to this presentation. Certain data in this presentation was obtained from various external sources, and neither Blue Apron nor its affiliates, advisors, or representatives make any representation as to the accuracy or completeness of that data or any commitment to update such data after the date of this presentation. Such data involve risks and uncertainties and are subject to change based on various factors.

We help households nationwide experience the joy of culinary experiences at home through our meal, wine and marketplace offerings Leader in brand awareness in our category1 500 original recipes and 35 wines created in 2018 through three FDA-regulated fulfillment centers Delivery to over 99% of the U.S. population $668M FY 2018 Net Revenue 1 Category defined as certain companies specified by Blue Apron that deliver fresh, pre-portioned ingredients and recipes operating in the United States. Unaided brand awareness based on respondent’s answer when asked, “When you think about meal kit delivery services, what brand first comes to mind? Please think about companies that deliver fresh, pre-portioned ingredients and step-by-step recipes so you can prepare meals at home” and “Do any other meal kit delivery services come to mind? Please enter up to three additional brands." Aided brand awareness based on respondent’s answer when asked, “Including any brands that you may have just mentioned, which of the following meal kit delivery services are you aware of: Blue Apron, HelloFresh, Plated, Sun Basket, Home Chef, Green Chef? Respondents were limited to personas satisfying target audience criteria that Blue Apron believes are indicative of customers who are most likely to be interested in fresh, pre-portioned ingredients and recipes. SOURCE: Brand Awareness Survey conducted by Qualtrics that was commissioned by Blue Apron in December 2018 3 Over

Our Brand

WHO WE ARE Culinary BRAND POSITIONING Unlocking The BEST MOMENTS Of The Day Discovery Connected to the Source Trusted Authority OUR BRAND DNA OUR CUSTOMERS1 ENTHUSIAST “Help me feel challenged and fulfill my passion for cooking” ASPIRER “Help me make cooking a part of my busy and hectic life” AVOIDER “Help remove the burden of cooking” 1 Based on customer segmentation research conducted by IDEO that was commissioned by Blue Apron, February 2017 5

UNIQUELY POSITIONED 1Unaided brand awareness based on respondent’s answer when asked, “When you think about meal kit delivery services, what brand first comes to mind? Please think about companies that deliver fresh, pre-portioned ingredients and step-by-step recipes so you can prepare meals at home” and “Do any other meal kit delivery services come to mind? Please enter up to three additional brands." 2Aided brand awareness based on respondent’s answer when asked, “Including any brands that you may have just mentioned, which of the following meal kit delivery services are you aware of: Blue Apron, HelloFresh, Plated, Sun Basket, Home Chef, Green Chef? Respondents were limited to personas satisfying target audience criteria that Blue Apron believes are indicative of customers who are most likely to be interested in fresh, pre-portioned ingredients and recipes. SOURCE: Brand Awareness Survey conducted by Qualtrics that was commissioned by Blue Apron in December 2018 Brand Awareness Brand DNA Culinary Discovery Connected to the Source Trusted Authority 6 CHEF BACKGROUND, BA AWARDS & COLLABORATIONS Unaided Brand Awareness 1 Aided Brand Awareness 2 85% BA 61%

REACHING AND ENGAGING CUSTOMERS ACROSS A BROAD RANGE OF DEMOGRAPHICS Age Geography Children The largest portion of customers are in the 25-34 and 35-44 age ranges Almost 30% of customers are cooking for children under 18 Our customers come from all over the U.S. Cooking for kids (under 18) Not cooking for kids South West Northeast Midwest 18-24 25-34 35-44 45-54 55-64 65+ Based on customers as of December 31, 2018. Based on email survey of Blue Apron account holders conducted in December 2018 with 6,605 respondents. Based on email survey of Blue Apron account holders conducted in December 2018 with 6,166 respondents. Majority of customers earning more than $50k a year $0-$49k $50k-$99k $100k+ Average Annual Household Income Based on email survey of Blue Apron account holders conducted in April 2018 with 1,074 respondents. 19% are family plans 81% of orders are 2-person plans Based on the number of orders in 2018 per plan type. Gender Blue Apron account managers tend to be female, but we know that Blue Apron is often shared between partners Based on email survey of Blue Apron account holders conducted in April 2018 with 1,074 respondents. NOTE: Does not add up to 100% because 1% identify as non-binary Male Female 7 33% 28% 22% 18% 29% 71% 3% 23% 23% 20% 19% 12% 11% 33% 56% 17% 82%

POWERFUL CONSUMER PRODUCTS PORTFOLIO, MEETING CONSUMERS ON THEIR TERMS IN MULTI-PRODUCT, MULTI-CHANNEL ENVIRONMENT Direct–to–Consumer Access to broadest assortment of original recipes through customized two-serving or family meal offerings. WINE Monthly wine offering featuring high-quality, proprietary wines, bottled in ideal weeknight portions (500ml bottles). 8 MARKET Curated marketplace featuring exclusive Blue Apron branded products and home cooking essentials recommended by our Culinary team. Retail Brick-and-mortar offering that allows consumers to conveniently and impulsively engage with the brand On-Demand Selection of a la carte meals that dynamically serve the lifestyle of metropolitan consumers with same-day or next-day delivery.

Our Foundation

INTEGRATED ECOSYSTEM Our supply-demand coordination activities – demand planning, recipe creation, recipe merchandising, fulfillment operations, and marketing – drive our end-to-end value chain Work closely with suppliers to source high-quality, unique ingredients that meet our quality standards at efficient costs Intelligently design culinary-driven recipes using fresh, seasonal ingredients Flex operating platform That can accommodate different product and channels and adapt to variations in customer demand and supply Create supplementary in-box and digital content for an incredible and empowering kitchen experience Leverage data and analytics tools to help us forecast demand and make purchasing decisions accordingly Utilize insights from customer feedback to optimize our weekly portfolio of recipes to meet even more preferences, needs and lifestyles Package and cost-efficiently deliver to customers nationwide via tech-driven, FDA-regulated fulfillment centers and optimized in-bound and out-bound logistics network 10

PRODUCTS CUSTOMIZED FOR SPECIFIC LIFESTYLE PREFERENCES 11

SELECT STRATEGIC BRAND PARTNERS 12

Our Growth Strategy

STRATEGIC ACTIONS TO ACCELERATE PATH TO PROFITABILITY PROFITABILITY IN 2019 ON ADJUSTED EBITDA BASIS STRENGTHENING OPERATIONAL CAPABILITIES SHARPENED FOCUS ON ATTRACTING HIGH AFFINITY CONSUMERS TO DTC BUSINESS METHODICAL EXPANSION INTO NEW CHANNELS HIGHLY DISCIPLINED AND AGILE ORGANIZATION TO DRIVE PRIORITIES FORWARD 14

NEAR-TERM AND LONG-TERM OBJECTIVES Continue to execute on our strategy to be multi-channel and multi-product Create additional value for our customers Optimize our operational and systems platforms Focusing on personalization and meeting customers where they want to be met Leveraging our brand, product expertise and infrastructure flexibility to enter new channels Constantly innovating to design the most unique and special cooking experiences Launching brand partnerships and improving merchandising of weekly recipes Efficiently delivering our products and services, regardless of delivery method Making the customer experience incredible and seamless whether in the digital or physical world 15

OPPORTUNITIES TO EXPAND INTO NEW PRODUCTS AND CHANNELS INDIRECT DIRECT Retail Core Product On-Demand Core Product Expansion 16

STRATEGIC PARTNERSHIPS TO TARGET HEALTH-AND-WELLNESS CONSCIOUS CONSUMERS 17 Exclusive, national direct-to-consumer partnership with WW to offer a year-round WW Freestyle-inspired menu offering, consisting of a weekly selection of recipes aligning with WW SmartPoints system Collaboration further expands the reach of the Blue Apron brand to a committed base of health- and wellness-focused consumers while providing WW members with flexible and convenient options for healthy eating

EXPERIENTIAL ACTIVATIONS WHERE CUSTOMERS MEET THE BRAND 18 Short-Term NYC Retail Pop-Up Create immersive experiences Traveling Mobile Pop-Up Educate consumers about product offerings Community Events Strengthen brand via community-centric events New York Wine and Food Festival Reinforce culinary authority

Our Financials

FINANCIAL MODEL: SHARPENED FOCUS, EFFICIENCY GAINS, PATH TO PROFITABILITY Net Revenue ($M) Revenue Less COGS Margin1 Adjusted EBITDA($M)2 1 Represents revenue less costs of goods sold excluding depreciation and amortization as a percentage of net revenue. 2 Adjusted EBITDA is defined as net earnings (loss) before interest income (expense), net, other operating expense, other income (expense), net, benefit (provision) for income taxes, depreciation, amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA. 2016 2017 2018 2016 2017 2018 2016 2017 2018 20 ($44) ($138) ($61)

FINANCIAL MODEL: SHARPENED FOCUS, EFFICIENCY GAINS, PATH TO PROFITABILITY Net Revenue ($M) Revenue Less COGS Margin1 Adjusted EBITDA($M)2 1 Represents revenue less costs of goods sold excluding depreciation and amortization as a percentage of net revenue. 2 Adjusted EBITDA is defined as net earnings (loss) before interest income (expense), net, other operating expense, other income (expense), net, benefit (provision) for income taxes, depreciation, amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA. Q4 ‘17 Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q4 ‘17 Q1 ‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 Q4 ‘17 Q1‘18 Q2 ‘18 Q3 ‘18 Q4 ‘18 21 $188 $197 $180 $151 $141 29.9% 34.2% 35.3% 32.0% 39.2% ($20) ($17) ($18) ($19) ($8)

KEY QUARTERLY CUSTOMER METRICS Orders and Average Order Value Customers and Orders per Customer 22 NOTE: Orders is defined as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers. We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period. We determine our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms in a given reporting period. We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period. 3,674 4,273 4,033 3,605 3,196 3,474 3,122 2,647 2,418 $58.78 $57.23 $58.81 $58.16 $57.99 $56.58 $57.34 $56.79 $58.12 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Orders (in thousands) Average Order Value 879 1,036 943 856 746 786 717 646 557 4.2 4.1 4.3 4.2 4.3 4.4 4.4 4.1 4.3 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Customers (in thousands) Orders per Customer

FOCUSED AND DISCIPLINED MARKETING STRATEGY Marketing Spend (in $M) and Contribution to Total Marketing Spend 13.4% Q4 2018 % Net Revenue 20.0% 19.3% 15.4% 14.4% Q4 2017 Q1 2018 Q2 2018 Q3 2018 37% 43% 26% 23% 45% 46% 64% 66% 18% 11% 9% 11% $25 $39 $35 $23 23 NOTE: Online Media includes online video, social media, display, search engine marketing, and sponsored content. Offline Media includes national television commercials, direct mail, radio, and podcasts. Referral Program Online Media Offline Media 8% 68% 24% $20

STRATEGIC INVESTMENTS FUELING OPERATIONAL EFFICIENCIES 2015 2016 2017 $15 2018 Capital Expenditures ($M) In 2017, we invested extensively to build our Linden, New Jersey fulfillment center. Linden is our network’s largest and now most efficient center. As announced in January 2019, each fulfillment center achieved certification under the prestigious Safe Quality Food (SQF) Food Safety Code for Manufacturing. Our capital expenditures in the fourth quarter were $2M, for a total of $15M in 2018. We are anticipating limited capital expenditure needs in foreseeable future. 24 $12 $63 $124

Appendix

RECONCILIATION OF ANNUAL NET INCOME (LOSS) TO ADJUSTED EBITDA Year Ended December 31, 2016 2017 2018 (in thousands) Net income (loss) $(54,886) $(210,143) $(122,149) Share-based compensation 2,965 11,270 16,320 Depreciation and amortization 8,217 26,838 34,517 Other operating expense - 12,713 2,170 Interest (income) expense, net (25) 6,384 7,683 Other (income) expense, net - 14,984 - Provision (benefit) for income taxes 108 15 88 Adjusted EBITDA $(43,621) $(137,939) $(61,371) 26

RECONCILIATION OF QUARTERLY NET INCOME (LOSS) TO ADJUSTED EBITDA 27 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 (in thousands) Net income (loss) $(39,120) $(31,665) $(32,836) $(33,942) $(23,706) Share-based compensation 2,518 4,215 4,771 4,569 2,765 Depreciation and amortization 8,501 8,404 8,685 8,599 8,829 Other operating expense 6,779 - - - 2,170 Interest (income) expense, net 1,581 1,777 1,848 1,943 2,115 Other (income) expense, net - - - - - Provision (benefit) for income taxes 2 25 22 19 22 Adjusted EBITDA $(19,739) $(17,244) $(17,510) $(18,812) $(7,805)

COMPARISON OF BEST CUSTOMERS VERSUS THE REST (AS DISCLOSED NOVEMBER 2018) Top 30% Bottom 70% The top 30% of Customers on a net revenue basis account for more than 80% of net revenue in the year after acquisition and have 10x the average revenue per Customer compared to other Customers. Share of Year 1 Cumulative Net Revenue The Net Contribution of the top 30% of Customers on a net revenue basis pays back the Cost per Customer in less than six months and significantly outperforms the Net Contribution of other Customers. For example, for Customers acquired in the third quarter of 2017, the Net Contribution for the top 30% of Customers a year after acquisition is 2.5x the Cost per Customer compared to 0.2x for other Customers. Customer Payback in Year 1 2.5x 0.2x Top 30% Bottom 70% CPC Breakeven Customers acquired in Q3 2017 (measured Q3 2017 – Q3 2018) NOTE: The Q3 2017 acquisition cohort represents the most recently completed 52 week cohort and is presented to demonstrate the comparison of the top 30% of Customers versus other Customers. The presented cohort is representative of the share of year 1 cumulative net revenue of the top 30% and bottom 70% of Customers of recent quarterly cohorts beginning in Q1 2017. The Customer payback in the year after acquisition has extended in recent cohorts as increases in the Net Contribution per Customer have been more than offset by increases in the Cost per Customer. Cost per Customer, or CPC, is calculated as cumulative marketing expenses for the third quarter of 2017, divided by the total number of Customers acquired during such period. Net Contribution is calculated as the difference between the net revenue associated with Orders by such Customers occurring in the cohort minus the cost of goods sold, excluding depreciation and amortization, associated with such Orders. To do so, we use the average cost of goods sold, excluding depreciation and amortization, for the period in which such Orders occurred. We determine the number of Customers acquired by counting the total number of individual customers who have purchased their first Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms during the third quarter of 2017. Orders is defined as the number of paid orders by our Customers acquired in the third quarter of 2017 across our meal, wine and market products sold on our e-commerce platforms, inclusive of orders that may have eventually been refunded or credited to Customers. Customers acquired in Q3 2017 (measured Q3 2017 – Q3 2018) 19% 81% 28